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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 17, 2008

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

          Massachusetts               1-4347                06-0513860
  (State or Other Jurisdiction     (Commission           (I.R.S. Employer
        of Incorporation)          File Number)         Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

On June 17, 2008, Rogers Corporation (the "Registrant"), together with its affiliates Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V., and Rogers Technologies (Suzhou) Co. Ltd. entered into Amendment No. 2 to the Multicurrency Revolving Credit Agreement (the "Second Amendment") to its existing Multicurrency Revolving Credit Agreement with RBS Citizens, National Association, a successor in interest to Citizens Bank of Connecticut (the "Bank") which closed on November 13, 2006, as amended by Amendment No. 1 to the Multicurrency Revolving Credit Agreement dated as of November 10, 2007 (collectively, the "Credit Agreement").

The Second Amendment removed Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V., and Rogers Technologies (Suzhou) Co. Ltd. as borrowers under the Credit Agreement and, as such, the Registrant is now the sole borrower. The revolving credit notes provided for by the Credit Agreement, one for a five-year revolving multi-currency credit facility of $75,000,000 (Revolving Credit Facility A), which expires on November 13, 2011 and one for a revolving multi-currency credit facility of $25,000,000, which expires in November of 2008, although it is expected to be renewed annually (Revolving Credit Facility B), were both amended and restated to reflect the removal of the former borrowers.

Additionally, and in connection with the Second Amendment, the Registrant entered into a Securities Pledge Agreement (the "Securities Pledge Agreement") dated as of June 17, 2008 with the Bank, granting a security interest in 6,500 common shares of Rogers Technologies (Barbados) SRL and 97,500 common shares of Rogers N.V., which, in each case, represents 65% of the issued and outstanding shares in each company.

In addition, certain of the Registrant's operating subsidiaries, including Rogers Specialty Materials Corporation, Rogers Japan Inc., Rogers Southeast Asia, Inc., Rogers Taiwan, Inc., Rogers Korea, Inc., Rogers Technologies Singapore, Inc., and Rogers Circuit Materials Incorporated entered into a Guaranty Confirmation Agreement ("Guaranty Confirmation Agreement") dated as of June 17, 2008, which confirmed their prior Guaranty for the obligations of the borrower pursuant to the Credit Agreement in favor of the Bank.

The preceding descriptions of the terms of the Second Amendment, Securities Pledge Agreement, and Guaranty Confirmation Agreement are qualified in their entirety by the actual agreements which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 "Entry into a Material Definitive Agreement" is hereby incorporated by reference into this Item 2.03.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

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Exhibit No.                            Description
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10.1               Amendment No. 2 dated June 17, 2008 to Multicurrency
                   Revolving Credit Agreement with RBS Citizens, National Association, filed herewith.

10.2 Securities Pledge Agreement dated as of June 17, 2008 with RBS Citizens, National Association, filed herewith.

10.3 Guaranty Confirmation Agreement by Rogers KF, Inc., Rogers Specialty Materials Corporation, Rogers Japan Inc., Rogers Southeast Asia, Inc., Rogers Taiwan, Inc., Rogers Korea, Inc., Rogers Technologies Singapore, Inc., and Rogers Circuit Materials Incorporated, dated June 17, 2008, filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By:   /s/ Dennis M. Loughran
                                           --------------------------------
                                           Dennis M. Loughran
                                           Vice President, Finance and
                                              Chief Financial Officer


Date: June 17, 2008